UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2010

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On September 14, 2010, Toys “R” Us, Inc. (the “Company”) provided unaudited condensed financial statements for its wholly-owned subsidiary Toys “R” Us Property Company II, LLC (“TRU Propco II”) (the “TRU Propco II Unaudited Condensed Financial Statements”) to the administrative agents under the indenture for TRU Propco II’s 8.50% Senior Secured Notes due 2017 (the “Secured Notes”). The TRU Propco II Unaudited Condensed Financial Statements include:

•	Condensed Balance Sheets as of July 31, 2010, and January 30, 2010;

•	Condensed Statements of Operations for the thirteen and twenty-six weeks ended July 31, 2010 and August 1, 2009;

•	Condensed Statements of Cash Flows for the thirteen and twenty-six weeks ended July 31, 2010 and August 1, 2009;

•	Condensed Statements of Changes in Member’s Deficit for the twenty-six weeks ended July 31, 2010 and August 1, 2009;

•	Notes to Condensed Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the TRU Propco II Unaudited Condensed Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

On September 14, 2010, the Company also provided unaudited condensed consolidated financial statements for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (the “Toys Delaware Unaudited Condensed Consolidated Financial Statements”) to the administrative agents under the indenture for the Secured Notes and the 10.75% Senior Notes due 2017. The Toys Delaware Unaudited Condensed Consolidated Financial Statements include:

•	Condensed Consolidated Balance Sheets as of July 31, 2010, January 30, 2010 and August 1, 2009;

•	Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended July 31, 2010, and August 1, 2009;

•	Condensed Consolidated Statements of Cash Flows for the thirteen and twenty-six weeks ended July 31, 2010 and August 1, 2009;

•	Condensed Consolidated Statements of Stockholder’s Equity for the twenty six weeks ended July 31, 2010, and August 1, 2009;

•	Notes to the Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the Toys Delaware Unaudited Condensed Consolidated Financial Statements is attached as Exhibit 99.2 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	TRU Propco II Unaudited Condensed Financial Statements.

99.2	Toys Delaware Unaudited Condensed Consolidated Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: September 14, 2010	By:	/S/ F. CLAY CREASEY, JR.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	TRU Propco II Unaudited Condensed Financial Statements.

99.2	Toys Delaware Unaudited Condensed Consolidated Financial Statements.